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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                       FORM 8-K/A  (AMENDMENT NO. 2)

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 15, 1996



                     BROWN DISC PRODUCTS COMPANY, INC.
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       (Exact name of registrant as specified in its charter)



       Colorado                  33-31068         84-1067075
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(State or other jurisdiction    (Commission    (I.R.S. Employer
    of incorporation             File No.)    Identification No.)
     or organization)



1120-B Elkton Drive, Colorado Springs, Colorado       80907-3568
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:(719) 593-1015



                             (Not applicable)
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   (Former name or former address, if changed since last report)





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                     BROWN DISC PRODUCTS COMPANY, INC.

     Brown Disc Products Company, Inc. (the "Company" or "Brown Disc") further amends Items 5 and 7 of its Report on Form 8-K dated as of May 15, 1996 and amended on August 16, 1996, to reflect recent information, as follows:

ITEM 5.     OTHER EVENTS.

     Brown Disc previously filed a Current Report on Form 8-K dated as of May 15, 1996 and amended on August 16, 1996, relating to an Agreement and Plan of Reorganization (the "Reorganization Agreement") with Kimbrough Computer Sales Inc. 3SI, Inc. ("3SI") and certain parties affiliated with 3SI or the Company.

     On September 16, 1996, the Company announced that the
Reorganization Agreement expired on September 15, 1996 without a closing of the proposed merger between 3SI and a wholly-owned subsidiary of the Company.

     As previously indicated in the Form 8-K filings referenced above, the proposed merger of 3SI and the Company was subject to completion or waiver of various conditions precedent including, among others, additional common stock equity financing in an amount of approximately $4.4 million, satisfactory completion of due diligence investigations and completion of 3SI audited financial statements.

     The Company has determined that these conditions have not all been met, and negotiations with prospective investors to obtain $4.4 million in additional equity financing have not been successful. Discussions with 3SI have led management of Brown Disc to conclude that it does not appear 3SI and the Company can agree to terms that would permit the proposed merger to be restructured or for the Reorganization Agreement to be extended on mutually acceptable terms. With the expiration of the Reorganization Agreement, the Company is required to surrender its interest in 3SI's Diamond Shield system developed for Internet security solutions so that 3SI may continue to pursue development of that project with financing from other sources.

Brown Disc will continue to pursue a business strategy of seeking the acquisition of additional assets or business operations. As indicated in reports filed filed with the Securities and Exchange Commission, such a transaction may involve the issuance of additional equity securities in exchange for a controlling interest in the Company.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

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(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:  Not applicable.

(b)  PRO FORMA FINANCIAL INFORMATION:  Not applicable.

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(c)   EXHIBITS:

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Exhibit
Number    Description
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2.3       Press Release dated September 16, 1996 issued by the
          Registrant.

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 17, 1996


BROWN DISC PRODUCTS COMPANY, INC.
     (Registrant)


By: /s/  Ronald H. Cole
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   Ronald H. Cole, Chairman of the Board,
     Chief Executive Officer,
     Chief Financial Officer
     and Chief Accounting Officer